Retirement Class HCBRX
Institutional Class HACBX

Harbor Core Bond Fund

Supplement to Summary Prospectus dated March 1, 2020
January 15, 2021
Effective January 1, 2021, Bill O’Neill, Jake Remley, Matt Walker, Rachel Campbell and Kara Maloy are co-portfolio managers for Harbor Core Bond Fund (the “Fund”). William A. O’Malley and James E. Gubitosi remain co-portfolio managers to the Fund.
Sarah Kilpatrick no longer serves as a portfolio manager for the Fund. All references in the Fund’s prospectus to Sarah Kilpatrick are removed.
Portfolio Managers
Bill O’Neill, CFA Income Research + Management
Mr. O’Neill is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2021.
Jake Remley, CFA Income Research + Management
Mr. Remley is a Principal and Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2021.
Matt Walker, CFA Income Research + Management
Mr. Walker is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2021.
Rachel Campbell, CFA Income Research + Management
Ms. Campbell is a Portfolio Manager and the Director of Securitized Research at IR+M and has served as a portfolio manager for the Fund since 2021.
Kara Maloy, CFA Income Research + Management
Ms. Maloy is a Portfolio Manager and the Co-Director of Credit Research at IR+M and has served as a portfolio manager for the Fund since 2021.
Investors Should Retain This Supplement For Future Reference
S0121.SP.CB